SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of Event Reported):
                          April 7, 2000 (April 3, 2000)
              -----------------------------------------------------


                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware

         (State or other jurisdiction of incorporation or organization)


             000-23387                                    54-18665620
-----------------------------------           --------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)


                               8065 Leesburg Pike
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (703) 762-5100


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Exhibits

                1.1 Underwriting Agreement, dated as of April 3, 2000, among Teligent, Inc., Telcom- DTS Investors, L.L.C., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Chase Securities Inc., Deutsche Bank Securities Inc. and Lehman Brothers Inc. and each of the other Underwriters named in Schedule A thereto.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TELIGENT, INC.


Dated: April 7, 2000                        By:  /s/ Laurence E. Harris
                                                 ------------------------------
                                                 Name:   Laurence E. Harris
                                                 Title:  Senior Vice President
                                                         and General Counsel